UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2026

Andersen Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43014	33-4630773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bush Street
Suite 1700 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

(415) 764-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ANDG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.

On March 17, 2026, Andersen Group Inc. (“Andersen”, “we” or the “Company”) issued a press release announcing financial results for the fourth-quarter and full-year ended December 31, 2025. A copy of the press release (including accompanying financial tables) (the “Press Release”) is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The Company will hold a conference call on March 17, 2026 at 5:00 PM Eastern to announce financial results for the fourth-quarter and full-year ended December 31, 2025.

Item 7.01.	Regulation FD Disclosure

On March 17, 2026, the Company posted to the investor relations page of its website an updated investor presentation that will be used at upcoming investor and analyst meetings (the “Presentation”). The Presentation includes certain financial results, operating data and other information. The Company routinely posts announcements, updates, events, investor information and presentations and recent news releases on its website at http://www.andersen.com. Information on the Company’s website is not incorporated by reference in this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by the Company on March 17, 2026 Announcing Fourth-Quarter and Full-Year 2025 Financial Results and Initiates 2026 Guidance

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDERSEN GROUP INC.

Date: March 17, 2026	By:	/s/ Mark L. Vorsatz
	Name:	Mark L. Vorsatz
	Title:	Chief Executive Officer

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